Clough Global Dividend and Income Fund
STATEMENT OF INVESTMENTS
July 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 90.57%
Consumer Discretionary 6.83%
ANTA Sports Products, Ltd.	50,000	$1,089,285
DR Horton, Inc.(a)	40,600	3,874,458
Lennar Corp. - Class A(a)(b)	36,540	3,842,181
		8,805,924

Energy 1.79%
Exxon Mobil Corp.(a)(b)	40,100	2,308,557

Financials 21.92%
Barings BDC, Inc.(a)	103,400	1,108,448
Equitable Holdings, Inc.(a)(b)	87,500	2,701,125
Fidelity National Financial, Inc.(a)(b)	95,400	4,255,794
First American Financial Corp.(a)	112,390	7,564,971
PennyMac Financial Services, Inc.(a)	105,630	6,643,071
Redwood Trust, Inc.(a)(b)	318,500	3,780,595
Walker & Dunlop, Inc.	21,300	2,204,124
		28,258,128

Health Care 17.10%
Anthem, Inc.(a)	4,055	1,557,160
Cigna Corp.	7,940	1,822,151
Eli Lilly & Co.(a)(b)	12,013	2,925,165
Humana, Inc.(a)	3,445	1,467,088
Johnson & Johnson(a)(b)	8,480	1,460,256
McKesson Corp.(a)(b)	14,484	2,952,274
Pfizer, Inc.(a)(b)	85,400	3,655,974
Thermo Fisher Scientific, Inc.(a)	3,280	1,771,233
UnitedHealth Group, Inc.(a)(b)	3,355	1,382,998
Universal Health Services, Inc. - Class B	5,120	821,299
Zimmer Biomet Holdings, Inc.	5,800	947,836
Zoetis, Inc.(a)(b)	6,330	1,283,091
		22,046,525

Industrials 10.69%
Airbus SE(c)	12,139	1,666,072
Raytheon Technologies Corp.(a)(b)	73,800	6,416,910
TransDigm Group, Inc.(a)(b)(c)	6,217	3,985,657
Xinyi Glass Holdings, Ltd.	458,000	1,709,142
		13,777,781

Information Technology 23.33%
Cisco Systems, Inc./Delaware(a)(b)	36,500	2,021,005
Mastercard, Inc. - Class A(a)	18,582	7,171,537
MediaTek, Inc.	42,100	1,369,962
Microsoft Corp.(a)(b)	27,480	7,829,327
Samsung Electronics Co., Ltd.	39,859	2,720,219
Taiwan Semiconductor Manufacturing Co., Ltd.	112,000	2,322,904
Visa, Inc. - Class A(a)(b)	26,960	6,642,674
		30,077,628

	Shares	Value
Real Estate 8.54%
Community Healthcare Trust, Inc.(a)	69,700	$3,473,151
Physicians Realty Trust(a)	94,000	1,781,300
Ventas, Inc.(a)(b)	46,120	2,757,053
Welltower, Inc.(a)(b)	24,110	2,094,195
Wharf Real Estate Investment Co., Ltd.	159,000	897,184
		11,002,883

Utilities 0.37%
Towngas China Co., Ltd.(c)	729,000	479,362

TOTAL COMMON STOCKS
(Cost $98,975,037)		116,756,788

PREFERRED STOCKS 0.89%
Gabelli Equity Trust, Inc.
Series K, Perpetual Maturity 5.000%(d)	21,200	566,466
Trinity Capital, Inc., 01/16/2025 7.000%(a)	22,400	589,120

TOTAL PREFERRED STOCKS
(Cost $1,090,000)		1,155,586

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.05%
Call Options Purchased 0.05%
Eurodollar Future Option
12/14/21, $100, $356,017,063	1,441	9,006
12/14/21, $99.875, $518,831,250	2,100	52,500

Total Call Options Purchased
(Cost $1,006,039)		61,506

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 23.82%
Aerospace & Defense
Boeing Co.
05/01/2050, 5.805%(a)	$1,500,000	2,049,462

Auto Components
Magna International, Inc.
06/15/2030, 2.450%	750,000	779,253

Banks
Bank of America Corp.
07/23/2031, 1D US SOFR + 1.53%(a)(e)	750,000	738,530
Citizens Financial Group, Inc.
04/30/2030, 3.250%	500,000	549,440
Valley National Bancorp
06/15/2031, 1D US SOFR + 2.36%(e)	500,000	510,581
		1,798,551

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Building Products
Masco Corp.
10/01/2030, 2.000%(a)	$1,000,000	$996,357
02/15/2031, 2.000%	3,250,000	3,222,892
		4,219,249

Capital Markets
Main Street Capital Corp.
07/14/2026, 3.000%(a)	1,100,000	1,139,765
Owl Rock Capital Corp.
01/15/2027, 2.625%	1,260,000	1,276,202
Owl Rock Technology Finance Corp.
06/30/2025, 6.750%(a)(f)	1,000,000	1,161,234
SLR Investment Corp.
01/20/2023, 4.500%	500,000	517,331
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(a)(d)(e)	1,770,000	1,758,477
		5,853,009

Chemicals
International Flavors & Fragrances, Inc.
11/01/2030, 2.300%(f)	750,000	768,485

Communications Equipment
Motorola Solutions, Inc.
05/24/2031, 2.750%	1,000,000	1,038,792

Equity Real Estate Investment
Equinix, Inc.
11/18/2029, 3.200%(a)(b)	1,000,000	1,089,700

Food & Staples Retailing
Kroger Co.
05/01/2030, 2.200%	1,000,000	1,019,952

Hotels, Restaurants & Leisure
Marriott International, Inc.
Series AA, 12/01/2028, 4.650%	270,000	312,812
Melco Resorts Finance, Ltd.
07/21/2028, 5.750%(f)	250,000	259,555
		572,367

Household Durables
PulteGroup, Inc.
01/15/2027, 5.000%	500,000	586,877

Insurance
Fidelity National Financial, Inc.
03/15/2031, 2.450%(a)	950,000	959,742
New York Life Insurance Co.
05/15/2069, 4.450%(f)	500,000	644,058
		1,603,800

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS (continued)
Pharmaceuticals
Johnson & Johnson
09/01/2040, 2.100%	$500,000	$490,643

Professional Services
IHS Markit, Ltd.
05/01/2029, 4.250%	300,000	351,130

Real Estate Management & Development
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(g)	750,000	758,541

Semiconductors & Semiconductor Equipment
Broadcom, Inc.
09/15/2028, 4.110%	500,000	564,682
02/15/2031, 2.450%(f)	2,000,000	1,994,680
		2,559,362

Software
Oracle Corp.
11/15/2037, 3.800%	1,000,000	1,112,588

Specialty Retail
Carvana Co.
10/01/2025, 5.625%(f)	500,000	519,785
10/01/2028, 5.875%(a)(b)(f)	1,000,000	1,060,660
Tractor Supply Co.
11/01/2030, 1.750%	1,000,000	973,879
		2,554,324

Thrifts & Mortgage Finance
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(a)(f)	1,500,000	1,500,000

TOTAL CORPORATE BONDS
(Cost $30,192,709)		30,706,085

CONVERTIBLE CORPORATE BONDS 2.30%
Biotechnology
Gossamer Bio, Inc.
06/01/2027, 5.000%(a)(b)	1,070,000	853,004

Health Care Technology
Teladoc Health, Inc.
06/01/2027, 1.250%(a)(b)	700,000	749,910

Mortgage Real Estate Investment
Starwood Property Trust, Inc.
04/01/2023, 4.375%(a)(b)	977,000	1,046,660

	Principal
Description/Maturity Date/Rate	Amount	Value
CONVERTIBLE CORPORATE BONDS (continued)
Two Harbors Investment Corp.
01/15/2022, 6.250%	$314,000	$319,495
		1,366,155

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $3,074,423)		2,969,069

ASSET-BACKED SECURITIES 0.04%
United States Small Business Administration
Series 2008-20L, Class 1, 12/01/2028, 6.220%(a)(b)	43,768	49,231

TOTAL ASSET-BACKED SECURITIES
(Cost $43,768)		49,231

GOVERNMENT & AGENCY OBLIGATIONS 24.30%
Federal Farm Credit Banks Funding Corp.
03/14/2033, 2.150%	1,000,000	1,000,859
06/28/2034, 2.290%	1,000,000	1,000,703
06/16/2036, 2.350%	1,000,000	1,001,982
U.S. Treasury Bonds
08/15/2049, 2.250%(a)	2,500,000	2,688,867
U.S. Treasury Notes
06/30/2024, 1.750%	3,000,000	3,123,516
02/28/2025, 1.125%(a)	3,900,000	3,991,254
02/28/2027, 1.125%(a)	6,600,000	6,723,750
11/15/2027, 2.250%(a)	6,200,000	6,715,859
02/29/2028, 1.125%	1,000,000	1,011,797
06/30/2028, 1.250%	4,000,000	4,068,750

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $31,275,975)		31,327,337

	Shares	Value
SHORT-TERM INVESTMENTS 3.38%
Money Market Funds 3.38%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	4,353,076	4,353,076

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,353,076)		4,353,076

Total Investments - 145.35%
(Cost $170,011,027)		187,378,678

Liabilities in Excess of Other Assets - (45.35%)(h)		(58,464,086)

NET ASSETS - 100.00%		$128,914,592

SCHEDULE OF SECURITIES SOLD SHORT(c)	Shares	Value
COMMON STOCKS (8.45%)
Financials (0.56%)
Mediobanca Banca di Credito Finanziario SpA	(40,686)	$(477,137)
Societe Generale S.A.	(8,443)	(247,634)
		(724,771)

Health Care (3.53%)
AbbVie, Inc.	(12,610)	(1,466,543)
AstraZeneca PLC - Sponsored ADR	(31,600)	(1,808,784)
Figs, Inc. - Class A	(11,900)	(433,160)
Novocure, Ltd.	(5,450)	(839,355)
		(4,547,842)

Information Technology (3.80%)
International Business Machines Corp.	(25,800)	(3,636,768)
Temenos AG	(7,935)	(1,261,401)
		(4,898,169)

Real Estate (0.56%)
KE Holdings, Inc. - ADR	(32,800)	(721,272)

TOTAL COMMON STOCKS
(Proceeds $10,706,698)		(10,892,054)

EXCHANGE TRADED FUNDS (6.19%)
iShares® U.S. Healthcare Providers ETF	(11,170)	(3,000,597)
SPDR S&P® Biotech ETF	(31,530)	(3,891,117)
VanEck Vectors® Semiconductor ETF	(4,130)	(1,086,768)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $7,980,844)		(7,978,482)

TOTAL SECURITIES SOLD SHORT
(Proceeds $18,687,542)		$(18,870,536)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)
LIBOR - London Interbank Offered Rate
SOFR - Secured Overnight Financing Rate

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2021 was 0.07%

LIBOR Rates:
3M US L - 3 Month LIBOR as of July 31, 2021 was 0.12%

SOFR Rates:
1D SOFR as of July 31, 2021 was 0.05%

(a)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of July 31, 2021, the aggregate value of those securities was $117,311,489, representing 91.00% of net assets. (See Note 1)
(b)	Loaned security; a portion or all of the security is on loan as of July 31, 2021.
(c)	Non-income producing security.
(d)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(e)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(f)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2021, these securities had an aggregate value of $7,908,457 or 6.13% of net assets.
(g)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of July 31, 2021, the aggregate value of those securities was $758,541, representing 0.59% of net assets.
(h)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
WTI CRUDE FUTURE	Morgan Stanley	Long	24	February 2022	$1,682,400	$61,821	$61,821
					$1,682,400	$61,821	$61,821

Clough Global Equity Fund
STATEMENT OF INVESTMENTS
July 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 127.55%
Communication Services 11.08%
Alphabet, Inc. - Class C(a)(b)(c)	1,373	$3,713,169
Facebook, Inc. - Class A(a)(b)(c)	25,555	9,105,246
Sea, Ltd. - ADR(a)(b)(c)	23,850	6,586,416
T-Mobile US, Inc.(a)(b)	29,700	4,277,394
ViacomCBS, Inc. - Class B(b)	151,700	6,209,081
		29,891,306

Consumer Discretionary 22.31%
Amazon.com, Inc.(a)(b)(c)	3,696	12,298,773
ANTA Sports Products, Ltd.	112,000	2,439,999
Carnival Corp.(a)(b)	279,000	6,040,350
Carvana Co.(a)(b)(c)	26,310	8,881,204
DR Horton, Inc.(b)	66,100	6,307,923
Lennar Corp. - Class A(b)	59,530	6,259,579
Royal Caribbean Cruises Ltd.(a)(b)(c)	89,620	6,889,089
Tesla, Inc.(a)(b)	13,545	9,308,124
Wayfair, Inc. - Class A(a)(b)	7,250	1,749,860
		60,174,901

Energy 1.25%
Exxon Mobil Corp.(b)	58,500	3,367,845

Financials 15.95%
Barings BDC, Inc.(b)	120,846	1,295,469
Equitable Holdings, Inc.(b)(c)	198,900	6,140,043
Fidelity National Financial, Inc.(b)	204,500	9,122,745
First American Financial Corp.(b)	207,290	13,952,690
PennyMac Financial Services, Inc.(b)	199,080	12,520,141
		43,031,088

Health Care 39.42%(d)
1Life Healthcare, Inc.(a)(b)(c)	89,000	2,406,560
AbCellera Biologics, Inc.(a)(b)(c)	95,400	1,447,218
Acadia Healthcare Co., Inc.(a)(b)	59,400	3,666,168
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)	334,425	1,466,052
Anthem, Inc.(b)(c)	6,955	2,670,790
Apellis Pharmaceuticals, Inc.(a)(b)(c)	29,697	1,900,311
Arcellx, Inc. - Series C(a)(e)(f)(g)(h)	78,692	165,017
Arcellx, Inc. - Series B(a)(e)(f)(g)(h)	421,845	884,609
Arvinas, Inc.(a)(b)	42,000	4,246,200
C4 Therapeutics, Inc.(a)(b)	32,600	1,406,364
Centrexion Therapeutics Corp.(a)(f)(g)(h)	4,336	54,022
Centrexion Therapeutics Corp.(a)(e)(f)(g)(h)	66,719	831,252
Checkmate Pharmaceuticals, Inc.(a)(b)	330,872	1,660,978
Cigna Corp.(b)(c)	17,150	3,935,754
Community Health Systems, Inc.(a)(b)	117,312	1,562,596
Covetrus, Inc.(a)(b)	78,300	1,993,518
CRISPR Therapeutics AG(a)(b)	40,960	4,956,979

	Shares	Value
Health Care (continued)
Hologic, Inc.(a)(b)	33,840	$2,539,354
Humana, Inc.(b)	6,820	2,904,365
Jazz Pharmaceuticals PLC(a)(b)(c)	31,520	5,343,270
Johnson & Johnson(b)(c)	18,140	3,123,708
Kymera Therapeutics, Inc.(a)	27,155	1,634,188
McKesson Corp.(b)(c)	30,396	6,195,617
Mirati Therapeutics, Inc.(a)(b)	23,600	3,777,416
Moderna, Inc.(a)	7,690	2,719,184
Nurix Therapeutics, Inc.(a)	42,900	1,318,746
Pfizer, Inc.(b)(c)	172,400	7,380,444
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	10,490	6,027,659
Repare Therapeutics, Inc.(a)(b)	76,400	2,551,760
Thermo Fisher Scientific, Inc.(b)(c)	6,370	3,439,864
UnitedHealth Group, Inc.(b)	6,020	2,481,564
Universal Health Services, Inc. - Class B(b)(c)	37,020	5,938,378
Veracyte, Inc.(a)(b)	73,845	3,290,533
Vertex Pharmaceuticals, Inc.(a)(b)(c)	24,135	4,865,133
Zai Lab, Ltd. - ADR(a)(b)(c)	9,030	1,305,828
Zimmer Biomet Holdings, Inc.(b)	12,500	2,042,750
Zoetis, Inc.(b)	10,920	2,213,484
		106,347,633

Industrials 6.97%
Airbus SE(a)	26,060	3,576,723
The Boeing Co.(a)(b)	23,345	5,287,176
Raytheon Technologies Corp.(b)	44,800	3,895,360
TransDigm Group, Inc.(a)(b)(c)	9,444	6,054,454
		18,813,713

Information Technology 25.89%(d)
Bill.com Holdings, Inc.(a)(b)	17,500	3,619,350
Cisco Systems, Inc./Delaware(b)	81,800	4,529,266
Crowdstrike Holdings, Inc. - Class A(a)(b)	16,990	4,308,834
Dynatrace, Inc.(a)(b)	63,600	4,062,132
Euronet Worldwide, Inc.(a)(b)(c)	14,740	2,105,167
HubSpot, Inc.(a)(b)	7,180	4,279,424
Mastercard, Inc. - Class A(b)	18,924	7,303,528
MediaTek, Inc.	91,500	2,977,472
Microsoft Corp.(b)(c)	31,570	8,994,609
Paycom Software, Inc.(a)(b)(c)	11,490	4,596,000
RingCentral, Inc. - Class A(a)(b)	23,310	6,230,064
salesforce.com, Inc.(a)(b)(c)	16,770	4,057,166
Samsung Electronics Co., Ltd.	51,471	3,512,691
Shopify, Inc. - Class A(a)	1,400	2,099,902
Taiwan Semiconductor Manufacturing Co., Ltd.	173,000	3,588,056
Twilio, Inc. - Class A(a)(b)	9,530	3,560,313
		69,823,974

Real Estate 4.30%
Ventas, Inc.(b)(c)	103,490	6,186,632
Welltower, Inc.(b)	39,580	3,437,919

	Shares	Value
Real Estate (continued)
Wharf Real Estate Investment Co., Ltd.	349,000	$1,969,290
		11,593,841

Utilities 0.38%
Towngas China Co., Ltd.(a)	1,570,000	1,032,370

TOTAL COMMON STOCKS
(Cost $307,675,489)		344,076,671

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.04%
Call Options Purchased 0.04%
Eurodollar Future Option
12/14/21, $100, $648,044,938	2,623	16,394
12/14/21, $99.875, $988,250,000	4,000	100,000

Total Call Options Purchased
(Cost $1,885,275)		116,394

	Principal
Description/Maturity Date/Rate	Amount	Value
GOVERNMENT & AGENCY OBLIGATIONS 7.44%
U.S. Treasury Bonds
08/15/2049, 2.250%(b)	$4,500,000	4,839,961
U.S. Treasury Notes
06/30/2024, 1.750%	7,000,000	7,288,203
02/29/2028, 1.125%(b)	1,800,000	1,821,234
06/30/2028, 1.250%	6,000,000	6,103,125

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $19,633,684)		20,052,523

	Shares	Value
SHORT-TERM INVESTMENTS 10.08%
Money Market Funds 10.08%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	27,191,264	27,191,264

TOTAL SHORT-TERM INVESTMENTS
(Cost $27,191,264)		27,191,264

Total Investments - 145.11%
(Cost $356,385,712)		391,436,852

Liabilities in Excess of Other Assets - (45.11%)(i)		(121,685,631)

NET ASSETS - 100.00%		$269,751,221

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (8.50%)
Financials (0.45%)
Mediobanca Banca di Credito Finanziario SpA	(67,513)	$(791,746)
Societe Generale S.A.	(14,196)	(416,370)
		(1,208,116)

Health Care (3.66%)
AbbVie, Inc.	(27,250)	(3,169,175)
AstraZeneca PLC - Sponsored ADR	(68,500)	(3,920,940)
Figs, Inc. - Class A	(25,600)	(931,840)
Novocure, Ltd.	(12,105)	(1,864,291)
		(9,886,246)

Information Technology (3.82%)
International Business Machines Corp.	(55,800)	(7,865,568)
Temenos AG	(15,397)	(2,447,610)
		(10,313,178)

Real Estate (0.57%)
KE Holdings, Inc. - ADR	(69,900)	(1,537,101)

TOTAL COMMON STOCKS
(Proceeds $22,713,855)		(22,944,641)

EXCHANGE TRADED FUNDS (6.44%)
iShares® U.S. Healthcare Providers ETF	(24,690)	(6,632,475)
SPDR S&P® Biotech ETF	(67,640)	(8,347,453)
VanEck Vectors® Semiconductor ETF	(9,060)	(2,384,048)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $17,355,389)		(17,363,976)

TOTAL SECURITIES SOLD SHORT
(Proceeds $40,069,244)		$(40,308,617)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2021 was 0.07%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of July 31, 2021, the aggregate value of those securities was $271,424,555, representing 100.62% of net assets. (See Note 1)
(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2021.
(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.

(e)	All or a portion of the security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2021, these securities had an aggregate value of $3,346,930 or 1.24% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2021, these securities had an aggregate value of $3,400,952 or 1.26% of net assets.

(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2021, these securities had an aggregate value of $3,400,952 or 1.26% of total net assets.
(i)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
WTI CRUDE FUTURE	Morgan Stanley	Long	53	February 2022	$3,715,300	$136,520	$136,520
					$3,715,300	$136,520	$136,520

TOTAL RETURN SWAP CONTRACTS

	Reference	Notional	Floating Rate Paid by	Floating Rate	Termination		Upfront Premiums Paid/	Net Unrealized
Counter Party	Entity/Obligation	Amount	the Fund*	Index	Date	Value	(Received)	Appreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$10,248,008	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$11,065,459	$–	$817,451
TOTAL		$10,248,008				$11,065,459	$–	$817,451

CALL OPTIONS WRITTEN

		Expiration	Strike		Notional
Underlying Security	Counterparty	Date	Price	Contracts	Amount	Value
Moderna, Inc.	Morgan Stanley	08/20/2021	$350	(76)	$(2,687,360)	$(186,390)
					$(2,687,360)	$(186,390)

Clough Global Opportunities Fund
STATEMENT OF INVESTMENTS
July 31, 2021 (Unaudited)

	Shares	Value
COMMON STOCKS 127.11%
Communication Services 10.52%
Alphabet, Inc. - Class C(a)(b)(c)	1,339	$3,621,218
Facebook, Inc. - Class A(a)(b)(c)	47,565	16,947,410
Sea, Ltd. - ADR(a)(b)	44,490	12,286,358
T-Mobile US, Inc.(a)(b)	55,200	7,949,904
ViacomCBS, Inc. - Class B(b)(c)	285,700	11,693,701
		52,498,591

Consumer Discretionary 22.27%
Amazon.com, Inc.(a)(b)(c)	6,881	22,897,147
ANTA Sports Products, Ltd.	221,000	4,814,641
Carnival Corp.(a)(b)	523,440	11,332,476
Carvana Co.(a)(b)(c)	51,833	17,496,747
DR Horton, Inc.(b)	110,800	10,573,644
Lennar Corp. - Class A(b)	98,829	10,391,869
Royal Caribbean Cruises Ltd.(a)(b)(c)	169,647	13,040,765
Tesla, Inc.(a)(b)	25,250	17,351,800
Wayfair, Inc. - Class A(a)(b)	13,510	3,260,774
		111,159,863

Energy 1.33%
Exxon Mobil Corp.(b)	115,400	6,643,578

Financials 16.23%
Barings BDC, Inc.(b)	244,400	2,619,968
Equitable Holdings, Inc.(b)(c)	391,200	12,076,344
Fidelity National Financial, Inc.(b)	380,500	16,974,105
First American Financial Corp.(b)	385,970	25,979,641
PennyMac Financial Services, Inc.(b)	371,192	23,344,265
		80,994,323

Health Care 38.61%(d)
1Life Healthcare, Inc.(a)(b)(c)	168,400	4,553,536
AbCellera Biologics, Inc.(a)(b)(c)	177,197	2,688,078
Acadia Healthcare Co., Inc.(a)(b)(c)	111,040	6,853,389
Amphivena Therapeutics, Inc. - Series C(a)(e)(f)(g)(h)	780,326	3,420,793
Anthem, Inc.(b)(c)	12,985	4,986,370
Apellis Pharmaceuticals, Inc.(a)(b)(c)	55,016	3,520,474
Arcellx, Inc. - Series C(a)(e)(f)(g)(h)	180,924	379,398
Arcellx, Inc. - Series B(a)(e)(f)(g)(h)	969,881	2,033,840
Arvinas, Inc.(a)(b)(c)	79,000	7,986,900
C4 Therapeutics, Inc.(a)	60,335	2,602,852
Centrexion Therapeutics Corp.(a)(f)(g)(h)	14,166	176,494
Centrexion Therapeutics Corp.(a)(e)(f)(g)(h)	217,952	2,715,464
Checkmate Pharmaceuticals, Inc.(a)(b)(c)	637,346	3,199,477
Cigna Corp.(b)	32,460	7,449,245
Covetrus, Inc.(a)(b)	147,300	3,750,258
CRISPR Therapeutics AG(a)(b)(c)	76,498	9,257,788
Hologic, Inc.(a)(b)	63,790	4,786,802
Humana, Inc.(b)	12,650	5,387,129

	Shares	Value
Health Care (continued)
Jazz Pharmaceuticals PLC(a)(b)	58,920	$9,988,118
Johnson & Johnson(b)(c)	34,120	5,875,464
Kymera Therapeutics, Inc.(a)	50,544	3,041,738
McKesson Corp.(b)(c)	56,576	11,531,886
Mirati Therapeutics, Inc.(a)(b)	44,700	7,154,682
Moderna, Inc.(a)(b)	14,260	5,042,336
Nurix Therapeutics, Inc.(a)	79,854	2,454,712
Pfizer, Inc.(b)(c)	322,600	13,810,506
Regeneron Pharmaceuticals, Inc.(a)(b)(c)	19,565	11,242,245
Repare Therapeutics, Inc.(a)(b)(c)	143,579	4,795,539
Thermo Fisher Scientific, Inc.(b)(c)	12,153	6,562,741
UnitedHealth Group, Inc.(b)	11,280	4,649,842
Universal Health Services, Inc. - Class B(b)(c)	69,165	11,094,758
Vertex Pharmaceuticals, Inc.(a)(b)(c)	45,903	9,253,127
Zai Lab, Ltd. - ADR(a)(b)(c)	17,250	2,494,522
Zimmer Biomet Holdings, Inc.(b)	23,700	3,873,054
Zoetis, Inc.(b)	20,295	4,113,796
		192,727,353

Industrials 7.12%
Airbus SE(a)	49,013	6,727,012
The Boeing Co.(a)(b)	45,255	10,249,353
Raytheon Technologies Corp.(b)	83,400	7,251,630
TransDigm Group, Inc.(a)(b)(c)	17,623	11,297,929
		35,525,924

Information Technology 26.29%(d)
Bill.com Holdings, Inc.(a)(b)	32,650	6,752,673
Cisco Systems, Inc./Delaware(b)(c)	152,100	8,421,777
Crowdstrike Holdings, Inc. - Class A(a)(b)(c)	31,610	8,016,612
Dynatrace, Inc.(a)(b)	125,000	7,983,750
Euronet Worldwide, Inc.(a)(b)	27,430	3,917,553
HubSpot, Inc.(a)(b)	13,370	7,968,787
Mastercard, Inc. - Class A(b)	35,295	13,621,752
MediaTek, Inc.	170,900	5,561,201
Microsoft Corp.(b)	58,790	16,749,859
Paycom Software, Inc.(a)(b)	21,380	8,552,000
RingCentral, Inc. - Class A(a)(b)(c)	43,170	11,538,046
salesforce.com, Inc.(a)(b)	31,170	7,540,958
Samsung Electronics Co., Ltd.	96,977	6,618,296
Shopify, Inc. - Class A(a)	2,700	4,049,811
Taiwan Semiconductor Manufacturing Co., Ltd.	334,000	6,927,230
Twilio, Inc. - Class A(a)(b)(c)	18,750	7,004,813
		131,225,118

Real Estate 4.35%
Ventas, Inc.(b)(c)	192,420	11,502,868
Welltower, Inc.(b)(c)	75,580	6,564,879
Wharf Real Estate Investment Co., Ltd.	647,000	3,650,804
		21,718,551

	Shares	Value
Utilities 0.39%
Towngas China Co., Ltd.(a)	2,948,000	$1,938,488

TOTAL COMMON STOCKS
(Cost $567,312,045)		634,431,789

Underlying Security/Expiration Date/ Exercise Price/Notional Amount	Contracts	Value
PURCHASED OPTIONS 0.05%
Call Options Purchased 0.05%
Eurodollar Future Option
12/14/21, $100, $1,310,172,438	5,303	33,144
12/14/21, $99.875, $1,951,793,750	7,900	197,500

Total Call Options Purchased
(Cost $3,754,614)		230,644

	Principal
Description/Maturity Date/Rate	Amount	Value
CORPORATE BONDS 3.64%
Capital Markets
Main Street Capital Corp.
07/14/2026, 3.000%	$2,000,000	2,072,301
USB Capital IX
Perpetual Maturity, 3M US L + 1.020%(b)(i)(j)	7,700,000	7,649,870
		9,722,171

Hotels, Restaurants & Leisure
Marriott International, Inc.
Series FF, 06/15/2030, 4.625%	1,000,000	1,159,439

Household Durables
PulteGroup, Inc.
01/15/2027, 5.000%	2,500,000	2,934,388

Real Estate Management & Development
Sunac China Holdings, Ltd.
04/19/2023, 8.350%(k)	2,250,000	2,275,622

Semiconductor & Semiconductor Equipment
Broadcom Corp. / Broadcom Cayman Finance, Ltd.
01/15/2027, 3.875%	500,000	554,803

Thrifts & Mortgage Finance
Nationstar Mortgage Holdings, Inc.
12/15/2030, 5.125%(e)	1,510,000	1,510,000

TOTAL CORPORATE BONDS
(Cost $18,094,859)		18,156,423

	Principal
Description/Maturity Date/Rate	Amount	Value
CONVERTIBLE CORPORATE BONDS 0.25%
Mortgage Real Estate Investment
Starwood Property Trust, Inc.
04/01/2023, 4.375%(b)(c)	$1,200,000	$1,285,560

TOTAL CONVERTIBLE CORPORATE BONDS
(Cost $1,211,066)		1,285,560

GOVERNMENT & AGENCY OBLIGATIONS 5.14%
U.S. Treasury Bonds
08/15/2049, 2.250%(b)	3,700,000	3,979,524
U.S. Treasury Notes
06/30/2024, 1.750%	13,000,000	13,535,234
06/30/2028, 1.250%	8,000,000	8,137,500

TOTAL GOVERNMENT & AGENCY OBLIGATIONS
(Cost $25,296,820)		25,652,258

	Shares	Value
SHORT-TERM INVESTMENTS 9.10%
Money Market Funds 9.10%
BlackRock Liquidity Funds, T-Fund Portfolio - Institutional Class (0.010% 7-day yield)	45,414,009	45,414,009

TOTAL SHORT-TERM INVESTMENTS
(Cost $45,414,009)		45,414,009

Total Investments - 145.29%
(Cost $661,083,413)		725,170,683

Liabilities in Excess of Other Assets - (45.29%)(l)		(226,060,258)

NET ASSETS - 100.00%		$499,110,425

SCHEDULE OF SECURITIES SOLD SHORT(a)	Shares	Value
COMMON STOCKS (8.70%)
Financials (0.55%)
Mediobanca Banca di Credito Finanziario SpA	(157,505)	(1,847,109)
Societe Generale S.A.	(30,516)	(895,038)
		(2,742,147)

Health Care (3.72%)
AbbVie, Inc.	(51,580)	(5,998,754)
AstraZeneca PLC - Sponsored ADR	(128,500)	(7,355,340)
Figs, Inc. - Class A	(47,700)	(1,736,280)
Novocure, Ltd.	(22,680)	(3,492,947)
		(18,583,321)

Information Technology (3.86%)
International Business Machines Corp.	(103,800)	(14,631,648)
Temenos AG	(28,969)	(4,605,107)
		(19,236,755)

SCHEDULE OF SECURITIES SOLD SHORT(a) (continued)	Shares	Value
Real Estate (0.57%)
KE Holdings, Inc. - ADR	(130,172)	$(2,862,482)

TOTAL COMMON STOCKS
(Proceeds $42,706,562)		(43,424,705)

EXCHANGE TRADED FUNDS (6.62%)
iShares® U.S. Healthcare Providers ETF	(48,600)	(13,055,418)
SPDR S&P® Biotech ETF	(125,910)	(15,538,553)
VanEck Vectors® Semiconductor ETF	(16,830)	(4,428,646)

TOTAL EXCHANGE TRADED FUNDS
(Proceeds $32,947,448)		(33,022,617)

TOTAL SECURITIES SOLD SHORT
(Proceeds $75,654,010)		$(76,447,322)

Investment Abbreviations:
1D FEDEF - Federal Funds Effective Rate (Daily)

FEDEF Rates:
1D FEDEF - 1 Day FEDEF as of July 31, 2021 was 0.07%

(a)	Non-income producing security.
(b)	Pledged security; a portion or all of the security is pledged as collateral for securities sold short, total return swap contracts, or borrowings. As of July 31, 2021, the aggregate value of those securities was $534,082,114, representing 107.01% of net assets. (See Note 1)

(c)	Loaned security; a portion or all of the security is on loan as of July 31, 2021.
(d)	When sector categorization is categorized by industry, no industry exceeds the 25% maximum specified in the Statement of Additional Information.
(e)	Security is exempt from registration of the Securities Act of 1933. These securities may be resold in transactions exempt from registration under Rule 144A, normally to qualified institutional buyers. As of July 31, 2021, these securities had an aggregate value of $10,059,495 or 2.02% of net assets.
(f)	Private Placement; these securities may only be resold in transactions exempt from registration under the Securities Act of 1933. As of July 31, 2021, these securities had an aggregate value of $8,725,989 or 1.75% of net assets.
(g)	As a result of the use of significant unobservable inputs to determine fair value, these investments have been classified as Level 3 assets. (See Note 1)
(h)	Fair valued security; valued by management in accordance with procedures approved by the Board. As of July 31, 2021, these securities had an aggregate value of $8,725,989 or 1.75% of total net assets.
(i)	Variable rate investment. Interest rates reset periodically. Interest rate shown reflects the rate in effect at July 31, 2021. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above.
(j)	This security has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.
(k)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside of the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. As of July 31, 2021, the aggregate value of those securities was $2,275,622, representing 0.46% of net assets.
(l)	Includes cash which is being held as collateral for futures contracts, total return swap contracts and securities sold short.

FUTURES CONTRACTS

Description	Counterparty	Position	Contracts	Expiration Date	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
WTI CRUDE FUTURE	Morgan Stanley	Long	103	February 2022	$7,220,300	$265,313	$265,313
					$7,220,300	$265,313	$265,313

TOTAL RETURN SWAP CONTRACTS

Counter	Reference	Notional	Floating Rate Paid by the	Floating Rate	Termination		Upfront Premiums	Net Unrealized
Party	Entity/Obligation	Amount	Fund*	Index	Date	Value	Paid/(Received)	Appreciation
Morgan Stanley	Contemporary Amperex Technology Co., Ltd.	$19,029,788	1D FEDEF - 250 bps	1D FEDEF	01/06/2022	$20,594,029	$–	$1,564,241
TOTAL		$19,029,788				$20,594,029	$–	$1,564,241

CALL OPTIONS WRITTEN

		Expiration	Strike		Notional
Underlying Security	Counterparty	Date	Price	Contracts	Amount	Value
Moderna, Inc.	Morgan Stanley	08/20/2021	$350	(142)	$(5,021,120)	$(348,255)
					$(5,021,120)	$(348,255)

For Fund compliance purposes, the Fund’s sector classifications refer to any one of the sector sub-classifications used by one or more widely recognized market indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine sector sub-classifications for reporting ease. Sectors are shown as a percent of net assets. These sector classifications are unaudited.

See Notes to Quarterly Statement of Investments.

Clough Global FundS

Notes to Quarterly Statement of Investments

july 31, 2021 (unaudited)

1. Organization and SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund (each a “Fund”, collectively the “Funds”), are closed-end management investment companies registered under the Investment Company Act of 1940 (the “1940 Act”). The Funds were organized under the laws of the state of Delaware on April 27, 2004, January 25, 2005, and January 12, 2006, respectively for Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund. The Funds were previously registered as non- diversified investment companies. As a result of ongoing operations, each of the Funds became a diversified company. The Funds may not resume operating in a non-diversified manner without first obtaining shareholder approval. Each Fund’s investment objective is to provide a high level of total return. Each Declaration of Trust provides that the Board of Trustees (the “Board”) may authorize separate classes of shares of beneficial interest. The common shares of Clough Global Dividend and Income Fund, Clough Global Equity Fund, and Clough Global Opportunities Fund are listed on the NYSE American LLC and trade under the ticker symbols “GLV”, “GLQ” and “GLO” respectively.

The following is a summary of significant accounting policies followed by the Funds. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). The preparation of the Statement of Investments in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the Statement of Investments during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the Statement of Investments may differ from the value the Funds ultimately realize upon sale of the securities. Each Fund is considered an investment company for financial reporting purposes under GAAP and follows the accounting and reporting guidance applicable to investment companies as codified in Accounting Standards Codification Topic (“ASC”) 946 – Investment Companies.

The net asset value per share of each Fund is determined no less frequently than daily, on each day that the New York Stock Exchange (“NYSE” or the “Exchange”) is open for trading, as of the close of regular trading on the Exchange (normally 4:00 p.m. New York time). Trading may take place in foreign issues held by the Fund at times when a Fund is not open for business. As a result, each Fund’s net asset value may change at times when it is not possible to purchase or sell shares of a Fund.

Investment Valuation: Securities, including preferred stocks, exchange traded funds, closed-end funds and participation notes held by each Fund for which exchange quotations are readily available are valued at the last sale price, or if no sale price or if traded on the over-the-counter market, at the mean of the bid and asked prices on such day. Most securities listed on a foreign exchange are valued at the last sale price at the close of the exchange on which the security is primarily traded. In certain countries market maker prices are used since they are the most representative of the daily trading activity. Market maker prices are usually the mean between the bid and ask prices. Certain markets are not closed at the time that the Funds price their portfolio securities. In these situations, snapshot prices are provided by the individual pricing services or other alternate sources at the close of the NYSE as appropriate. Securities not traded on a particular day are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate; otherwise fair value will be determined by the board-appointed fair valuation committee. Debt securities for which the over-the-counter market is the primary market are normally valued on the basis of prices furnished by one or more pricing services or dealers at the mean between the latest available bid and asked prices. As authorized by the Board, debt securities (including short-term obligations that will mature in 60 days or less) may be valued on the basis of valuations furnished by a pricing service which determines valuations based upon market transactions for normal, institutional-size trading units of securities or a matrix method which considers yield or price of comparable bonds provided by a pricing service. Over-the-counter options are valued at the mean between bid and asked prices provided by dealers. Exchange-traded options are valued at closing settlement prices. Total return swaps are priced based on valuations provided by a Board approved independent third party pricing agent. If a total return swap price cannot be obtained from an independent third party pricing agent the Fund shall seek to obtain a bid price from at least one independent and/or executing broker.

If the price of a security is unavailable in accordance with the aforementioned pricing procedures, or the price of a security is unreliable, e.g., due to the occurrence of a significant event, the security may be valued at its fair value determined by management pursuant to procedures adopted by the Board. For this purpose, fair value is the price that a Fund reasonably expects to receive on a current sale of the security. Due to the number of variables affecting the price of a security, however; it is possible that the fair value of a security may not accurately reflect the price that a Fund could actually receive on a sale of the security.

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1	–	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date;
Level 2	–	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3	–	Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following is a summary of the inputs used as of July 31, 2021, in valuing each Fund’s investments carried at value.

Clough Global Dividend and Income Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks	$116,756,788	$–	$–	$116,756,788
Preferred Stocks	1,155,586	–	–	1,155,586
Purchased Options	61,506	–	–	61,506
Corporate Bonds	–	30,706,085	–	30,706,085
Convertible Corporate Bonds	–	2,969,069	–	2,969,069
Asset-Backed Securities	–	49,231	–	49,231
Government & Agency Obligations	–	31,327,337	–	31,327,337
Short-Term Investments	4,353,076	–	–	4,353,076
TOTAL	$122,326,956	$65,051,722	$–	$187,378,678

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$61,821	$–	$–	$61,821
Liabilities
Securities Sold Short
Common Stocks	(10,892,054)	–	–	(10,892,054)
Exchange Traded Funds	(7,978,482)	–	–	(7,978,482)
TOTAL	$(18,808,715)	$–	$–	$(18,808,715)

Clough Global Equity Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$29,891,306	$–	$–	$29,891,306
Consumer Discretionary	60,174,901	–	–	60,174,901
Energy	3,367,845	–	–	3,367,845
Financials	43,031,088	–	–	43,031,088
Health Care	102,946,681	–	3,400,952	106,347,633
Industrials	18,813,713	–	–	18,813,713
Information Technology	69,823,974	–	–	69,823,974
Real Estate	11,593,841	–	–	11,593,841
Utilities	1,032,370	–	–	1,032,370
Purchased Options	116,394	–	–	116,394
Government & Agency Obligations	–	20,052,523	–	20,052,523
Short-Term Investments	27,191,264	–	–	27,191,264
TOTAL	$367,983,377	$20,052,523	$3,400,952	$391,436,852

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$136,520	$–	$–	$136,520
Total Return Swap Contracts**	–	817,451	–	817,451
Liabilities
Written Options	(186,390)	–	–	(186,390)
Securities Sold Short
Common Stocks	(22,944,641)	–	–	(22,944,641)
Exchange Traded Funds	(17,363,976)	–	–	(17,363,976)
TOTAL	$(40,358,487)	$817,451	$–	$(39,541,036)

Clough Global Opportunities Fund

Investments in Securities at Value*	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$52,498,591	$–	$–	$52,498,591
Consumer Discretionary	111,159,863	–	–	111,159,863
Energy	6,643,578	–	–	6,643,578
Financials	80,994,323	–	–	80,994,323
Health Care	184,001,364	–	8,725,989	192,727,353
Industrials	35,525,924	–	–	35,525,924
Information Technology	131,225,118	–	–	131,225,118
Real Estate	21,718,551	–	–	21,718,551
Utilities	1,938,488	–	–	1,938,488
Purchased Options	230,644	–	–	230,644
Corporate Bonds	–	18,156,423	–	18,156,423
Convertible Corporate Bonds	–	1,285,560	–	1,285,560
Government & Agency Obligations	–	25,652,258	–	25,652,258
Short-Term Investments	45,414,009	–	–	45,414,009
TOTAL	$671,350,453	$45,094,241	$8,725,989	$725,170,683

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Assets
Futures Contracts**	$265,313	$–	$–	$265,313
Total Return Swap Contracts**	–	1,564,241	–	1,564,241
Liabilities
Written Options	(348,255)	–	–	(348,255)
Securities Sold Short
Common Stocks	(43,424,705)	–	–	(43,424,705)
Exchange Traded Funds	(33,022,617)	–	–	(33,022,617)
TOTAL	$(76,530,264)	$1,564,241	$–	$(74,966,023)

*	For detailed sector descriptions, see the accompanying Statements of Investments.
**	Futures contracts and swap contracts are reported at their unrealized appreciation/(depreciation) at measurement date, which represents the change in the contract's value from trade date.

In the event a Board approved independent pricing service is unable to provide an evaluated price for a security or Clough Capital Partners L.P. (the “Adviser” or “Clough”) believes the price provided is not reliable, securities of each Fund may be valued at fair value as described above. In these instances the Adviser may seek to find an alternative independent source, such as a broker/dealer to provide a price quote, or by using evaluated pricing models similar to the techniques and models used by the independent pricing service. These fair value measurement techniques may utilize unobservable inputs (Level 3).

On a monthly basis, the Fair Value Committee of each Fund meets and discusses securities that have been fair valued during the preceding month in accordance with the Funds’ Fair Value Procedures and reports quarterly to the Board on the results of those meetings.

The following is a reconciliation of the investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Clough Global Equity Fund

Investments in Securities	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2021
Common Stocks	$2,576,815	$–	$293,307	$530,830	$–	$–	$–	$3,400,952	$293,307
Total	$2,576,815	$–	$293,307	$530,830	$–	$–	$–	$3,400,952	$293,307

Clough Global Opportunities Fund

Investments in Securities	Balance as of October 31, 2020	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Purchases	Sales Proceeds	Transfer into Level 3	Transfer out of Level 3	Balance as of July 31, 2021	Net change in unrealized appreciation/ (depreciation) attributable to Level 3 investments held at July 31, 2021
Common Stocks	$6,789,627	$–	$715,910	$1,220,452	$–	$–	$–	$8,725,989	$715,910
Total	$6,789,627	$–	$715,910	$1,220,452	$–	$–	$–	$8,725,989	$715,910

The following is a summary of valuation techniques and quantitative information used in determining the fair value of the Fund’s Level 3 investments at July 31, 2021:

Fund	Sector	Fair Value	Valuation Technique	Unobservable Input(a)	Range/Premium
Clough Global Equity Fund	Health Care	$2,351,326	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A
		$1,049,626	Common Stock Equivalent	Transaction Price	N/A

Clough Global Opportunities Fund	Health Care	$6,312,751	Accomplishment & Goals and Index Performance Method	Transaction Price	N/A
		$2,413,238	Common Stock Equivalent	Transaction Price	N/A

(a)	A change to the unobservable input may result in a significant change to the value of the investment as follows:

Unobservable Input	Impact to Value if Input Increases	Impact to Value if Input Decreases
Transaction Price	Increase	Decrease

Foreign Securities: Each Fund may invest a portion of its assets in foreign securities. In the event that a Fund executes a foreign security transaction, the Fund will generally enter into a foreign currency spot contract to settle the foreign security transaction. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks.

The accounting records of each Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

A foreign currency spot contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. Each Fund may enter into foreign currency spot contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to a Fund include the potential inability of the counterparty to meet the terms of the contract.

Exchange Traded Funds: Each Fund may invest in exchange traded funds (“ETFs”), which are funds whose shares are traded on a national exchange. ETFs may be based on underlying equity or fixed income securities, as well as commodities or currencies. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit then sells the individual shares on a secondary market. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses. Because an ETF incurs its own fees and expenses, shareholders of a Fund investing in an ETF will indirectly bear those costs. Such Funds will also incur brokerage commissions and related charges when purchasing or selling shares of an ETF. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a securities exchange throughout the trading day at market prices that are generally close to the NAV of the ETF.

Short Sales: Each Fund may sell a security it does not own in anticipation of a decline in the fair value of that security. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of the short sale.

Each Fund's obligation to replace the borrowed security will be secured by collateral deposited with the broker-dealer, usually cash, U.S. government securities or other liquid securities. Each Fund will also be required to designate on its books and records similar collateral with its custodian to the extent, if any, necessary so that the aggregate collateral value is at all times at least equal to the current value of the security sold short. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to short sales.

Each Fund may also sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale against-the-box). In a short sale against-the-box, the short seller is exposed to the risk of being forced to deliver stock that it holds to close the position if the borrowed stock is called in by the lender, which would cause gain or loss to be recognized on the delivered stock. Each Fund expects normally to close its short sales against-the-box by delivering newly acquired stock.

Derivatives Instruments and Hedging Activities: The following discloses the Funds’ use of derivative instruments and hedging activities.

The Funds’ investment objectives not only permit the Funds to purchase investment securities, they also allow the Funds to enter into various types of derivative contracts, including, but not limited to, purchased and written options, swaps, futures and warrants. In doing so, the Funds will employ strategies in differing combinations to permit them to increase, decrease, or change the level or types of exposure to market factors. Central to those strategies are features inherent to derivatives that make them more attractive for this purpose than equity securities; they require little or no initial cash investment, they can focus exposure on only certain selected risk factors, and they may not require the ultimate receipt or delivery of the underlying security (or securities) to the contract. This may allow the Funds to pursue their objectives more quickly and efficiently than if they were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Risk of Investing in Derivatives: The Funds’ use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where the Funds are using derivatives to decrease or hedge exposures to market risk factors for securities held by the Funds, there are also risks that those derivatives may not perform as expected, resulting in losses for the combined or hedged positions.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage allows the Funds to increase their market value exposure relative to their net assets and can substantially increase the volatility of the Funds’ performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Funds. Typically, the associated risks are not the risks that the Funds are attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Funds will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Funds. Associated risks can be different for each type of derivative and are discussed by each derivative type in the notes that follow.

Each Fund may acquire put and call options and options on stock indices and enter into stock index futures contracts, certain credit derivatives transactions and short sales in connection with its equity investments. In connection with a Fund's investments in debt securities, it may enter into related derivatives transactions such as interest rate futures, swaps and options thereon and certain credit derivatives transactions. Derivatives transactions of the types described above subject a Fund to increased risk of principal loss due to imperfect correlation or unexpected price or interest rate movements. Each Fund also will be subject to credit risk with respect to the counterparties to the derivatives contracts purchased by a Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivatives contract due to financial difficulties, each Fund may experience significant delays in obtaining any recovery under the derivatives contract in a bankruptcy or other reorganization proceeding. Each Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Market Risk Factors: In addition, in pursuit of their investment objectives, certain Funds may seek to use derivatives, which may increase or decrease exposure to the following market risk factors:

Equity Risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk: Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the value of the foreign currency denominated security will increase as the dollar depreciates against the currency.

Option Writing/Purchasing: Each Fund may purchase or write (sell) put and call options. One of the risks associated with purchasing an option among others, is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in value should the counterparty not perform under the contract. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Each Fund is obligated to pay interest to the broker for any debit balance of the margin account relating to options. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to written options.

When a Fund writes an option, an amount equal to the premium received by a Fund is recorded as a liability and is subsequently adjusted to the current value of the option written. Premiums received from writing options that expire unexercised are treated by a Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is recorded as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether a Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by a Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. The Funds engaged in purchased and written options during the reporting period ended July 31, 2021.

Futures Contracts: Each Fund may enter into futures contracts. A futures contract is an agreement to buy or sell a security or currency (or to deliver a final cash settlement price in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract) for a set price at a future date. If a Fund buys a security futures contract, the Fund enters into a contract to purchase the underlying security and is said to be "long" under the contract. If a Fund sells a security futures contact, the Fund enters into a contract to sell the underlying security and is said to be "short" under the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange. Futures contracts are marked to market daily and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Such payables or receivables are recorded for financial statement purposes as variation margin payable or variation margin receivable by each Fund. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to futures contracts. Management has reviewed the futures agreement under which the futures contracts are traded and has determined that the Funds do not have the right to set-off, and therefore the futures contracts are not subject to enforceable netting arrangements.

The Funds enter into such transactions for hedging and other appropriate risk-management purposes or to increase return. While a Fund may enter into futures contracts for hedging purposes, the use of futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. If, for example, the Fund had insufficient cash, it might have to sell a portion of its underlying portfolio of securities in order to meet daily variation margin requirements on its futures contracts or options on futures contracts at a time when it might be disadvantageous to do so. There may be an imperfect correlation between the Funds’ portfolio holdings and futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss.

Futures contract transactions may result in losses substantially in excess of the variation margin. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the portfolio securities being hedged. An incorrect correlation could result in a loss on both the hedged securities in a Fund and the hedging vehicle so that the portfolio return might have been greater had hedging not been attempted. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. Lack of a liquid market for any reason may prevent a Fund from liquidating an unfavorable position, and the Fund would remain obligated to meet margin requirements until the position is closed. In addition, the Fund could be exposed to risk if the counterparties to the contracts are unable to meet the terms of their contracts. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures contracts, guarantees the futures contracts against default. The Funds invested in futures during the reporting period ended July 31, 2021.

Swaps: A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. Each Fund may utilize swap agreements as a means to gain exposure to certain assets and/or to “hedge” or protect the Fund from adverse movements in securities prices or interest rates. Each Fund is subject to equity risk and interest rate risk in the normal course of pursuing its investment objective through investments in swap contracts. Swap agreements entail the risk that a party will default on its payment obligation to a Fund. If the other party to a swap defaults, a Fund would risk the loss of the net amount of the payments that it contractually is entitled to receive. If each Fund utilizes a swap at the wrong time or judges market conditions incorrectly, the swap may result in a loss to the Fund and reduce the Fund’s total return.

Total return swaps involve an exchange by two parties in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income it generates and any capital gains over the payment period. A Fund’s maximum risk of loss from counterparty risk or credit risk is the discounted value of the payments to be received from/paid to the counterparty over the contract’s remaining life, to the extent that the amount is positive. The risk is mitigated by having a netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover the Fund’s exposure to the counterparty. Each Fund pledges cash or liquid assets as collateral to satisfy the current obligations with respect to swap contracts.

International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) govern OTC financial derivative transactions entered into by a Fund and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to early terminate could be material to the financial statements. During the period ended July 31, 2021, the Funds invested in swap agreements consistent with the Funds’ investment strategies to gain exposure to certain markets or indices.

Warrants/Rights: Each Fund may purchase or otherwise receive warrants or rights. Warrants and rights generally give the holder the right to receive, upon exercise, a security of the issuer at a set price. Funds typically use warrants and rights in a manner similar to their use of purchased options on securities, as described in options above. Risks associated with the use of warrants and rights are generally similar to risks associated with the use of purchased options. However, warrants and rights often do not have standardized terms, and may have longer maturities and may be less liquid than exchange-traded options. In addition, the terms of warrants or rights may limit each Fund’s ability to exercise the warrants or rights at such times and in such quantities as each Fund would otherwise wish. During the period ended July 31, 2021, each Fund held rights and did not hold warrants. As of the period ended July 31, 2021, the Funds held no warrants or rights.

Restricted Securities: Although the Funds will invest primarily in publicly traded securities, they may invest a portion of their assets (generally, 10% of its value) in restricted securities. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933, as amended (the "Securities Act") or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration.

Restricted securities as of July 31, 2021 were as follows:

Fund	Security	% of Net Assets	Acquisition Date	Shares	Cost	Value
Clough Global Dividend and Income Fund	Broadcom, Inc.	1.55%	7/6/2021	500,000	$1,982,289	$1,994,680
	Carvana Co.	0.40%	11/16/2020	500,000	504,357	519,785
	Carvana Co.	0.82%	9/25/2020	1,000,000	988,538	1,060,660
	International Flavors & Fragrances, Inc.	0.60%	6/23/2021	750,000	746,086	768,485
	Melco Resorts Finance, Ltd.	0.20%	9/21/2020	250,000	259,857	259,555
	Nationstar Mortgage Holdings, Inc.	1.16%	3/16/2021 - 6/28/2021	1,500,000	1,498,736	1,500,000
	New York Life Insurance Co.	0.50%	7/29/2021	500,000	647,000	644,058
	Owl Rock Technology Finance Corp.	0.90%	5/14/2021	1,000,000	1,153,371	1,161,234
	Sunac China Holdings, Ltd.	0.59%	1/16/2020	750,000	778,608	758,541
Total		6.72%			$8,558,842	$8,666,998

Clough Global Equity Fund	Amphivena Therapeutics, Inc.	0.54%	4/8/2019	334,425	$1,199,997	$1,466,052
	Arcellx, Inc. Series B	0.33%	8/8/2019 - 12/22/2020	421,845	731,625	884,609
	Arcellx, Inc. Series C	0.06%	3/26/2021	78,692	165,017	165,017
	Centrexion Therapeutics Corp.	0.31%	12/18/2017	66,719	701,250	831,252
	Centrexion Therapeutics Corp.	0.02%	3/19/2019	4,336	48,741	54,022
Total		1.26%			$2,846,630	$3,400,952

Clough Global Opportunities Fund	Amphivena Therapeutics, Inc.	0.69%	4/8/2019	780,326	$2,799,997	$3,420,793
	Arcellx, Inc. Series B	0.41%	8/8/2019 - 12/22/2020	969,881	1,682,109	2,033,840
	Arcellx, Inc. Series C	0.08%	3/26/2021	180,924	379,398	379,398
	Centrexion Therapeutics Corp.	0.04%	3/19/2019	14,166	159,240	176,494
	Centrexion Therapeutics Corp.	0.54%	12/18/2017	217,952	2,290,759	2,715,464
	Nationstar Mortgage Holdings, Inc.	0.30%	6/28/2021	1,510,000	1,510,000	1,510,000
	Sunac China Holdings, Ltd.	0.46%	1/16/2020	2,250,000	2,335,824	2,275,622
Total		2.51%			$11,157,327	$12,511,611

Counterparty Risk: Each of the Funds run the risk that the issuer or guarantor of a fixed income security, the counterparty to an over-the-counter derivatives contract, a borrower of each Fund’s securities or the obligor of an obligation underlying an asset-backed security will be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. In addition, to the extent that each of the Funds use over-the-counter derivatives, and/or has significant exposure to a single counterparty, this risk will be particularly pronounced for each of the Funds.

Other Risk Factors: Investing in the Funds may involve certain risks including, but not limited to, the following:

Unforeseen developments in market conditions may result in the decline of prices of, and the income generated by, the securities held by the Funds. These events may have adverse effects on the Funds such as a decline in the value and liquidity of many securities held by the Funds, and a decrease in net asset value. Such unforeseen developments may limit or preclude the Funds’ ability to achieve their investment objective.

Investing in stocks may involve larger price fluctuation and greater potential for loss than other types of investments. This may result in the securities held by the Funds being subject to larger short-term declines in value compared to other types of investments.

The Funds may have elements of risk due to concentrated investments in foreign issuers located in a specific country. Such concentrations may subject the Funds to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Investments in securities of non-U.S. issuers have unique risks not present in securities of U.S. issuers, such as greater price volatility and less liquidity.

Fixed income securities are subject to credit risk, which is the possibility that a security could have its credit rating downgraded or that the issuer of the security could fail to make timely payments or default on payments of interest or principal. Additionally, fixed income securities are subject to interest rate risk, meaning the decline in the price of debt securities that accompanies a rise in interest rates. Bonds with longer maturities are subject to greater price fluctuations than bonds with shorter maturities.

The Funds invest in bonds which are rated below investment grade. These high yield bonds may be more susceptible than higher grade bonds to real or perceived adverse economic or industry conditions. The secondary market, on which high yield bonds are traded, may also be less liquid than the market for higher grade bonds.

A novel coronavirus and the resulting COVID-19 respiratory infection have resulted in a global pandemic and major disruption to economies and markets around the world. The pandemic has led to extreme short-term market volatility and may have adverse long-term effects on U.S. and world economies. Liquidity for many instruments has been reduced, and some sectors of the economy and individual issuers have experienced particularly large losses. The economic impacts of the global pandemic may adversely impact the Funds’ ability to reach their investment objectives and may adversely affect the value and liquidity of the Funds’ investments. Because of uncertainties in valuation, values reflected in these financial statements may differ from the value received upon sales of those investments. These circumstances may continue for an extended period of time, and may adversely affect the value and liquidity of the Funds’ investments.

2. CommitTed facility agreement

Each Fund entered into a financing package that includes a Committed Facility Agreement (the “Agreement”) dated January 16, 2009, as amended, between each Fund and BNP Paribas Prime Brokerage, Inc. (“BNP”) that allows each Fund to borrow funds from BNP. Each Fund entered a Special Custody and Pledge Agreement (the “Pledge Agreement”) dated December 9, 2013, as amended, between each Fund, the Funds’ custodian, and BNP. As of October 31, 2016, the Pledge Agreement was assigned from BNP to BNP Paribas Prime Brokerage International, Ltd. Per the Pledge Agreement, borrowings under the Agreement are secured by assets of each Fund that are held by the Fund’s custodian in a separate account (the “pledged collateral”). On July 31, 2021, the pledged collateral was valued at $108,067,213, $251,083,152 and $494,358,156 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund, respectively. Each Fund may, with 30 days notice, reduce the Maximum Commitment Financing (Initial Limit amount plus the increased borrowing amount in excess of the Initial Limit) to a lesser amount if drawing on the full amount would result in a violation of the applicable asset coverage requirement of Section 18 of the 1940 Act. Interest is charged at the three month LIBOR (London Inter-bank Offered Rate) plus 0.70% on the amount borrowed and 0.65% on the undrawn balance. Each Fund also pays a one-time arrangement fee of 0.25% on (i) the initial Limit and (ii) any increased borrowing amount in the excess of the initial Limit, paid in monthly installments for the six months immediately following the date on which borrowings were drawn by the Fund.

The Maximum Commitment Financing allowed under the Agreement is $60,500,000, $129,500,000 and $242,500,000 for the Clough Global Dividend and Income Fund, Clough Global Equity Fund and the Clough Global Opportunities Fund, respectively. For the period ended July 31, 2021, the average borrowings outstanding for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund under the agreement were $51,635,531, $106,333,333 and $208,672,161, respectively, and the average interest rate for the borrowings was 0.88%. As of July 31, 2021, the outstanding borrowings for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $60,500,000, $129,500,000 and $242,500,000, respectively. The interest rate applicable to the borrowings of Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund on July 31, 2021, was 0.83%.

The Lending Agreement is a separate side-agreement between each Fund and BNP pursuant to which BNP may borrow a portion of the pledged collateral (the “Lent Securities”) in an amount not to exceed the outstanding borrowings owed by a Fund to BNP under the Agreement. The Lending Agreement is intended to permit each Fund to significantly reduce the cost of its borrowings under the Agreement. BNP has the ability to re- register the Lent Securities in its own name or in another name other than the Fund to pledge, re-pledge, sell, lend or otherwise transfer or use the collateral with all attendant rights of ownership. (It is each Fund’s understanding that BNP will perform due diligence to determine the creditworthiness of any party that borrows Lent Securities from BNP.) Each Fund may designate any security within the pledged collateral as ineligible to be a Lent Security, provided there are eligible securities within the pledged collateral in an amount equal to the outstanding borrowing owed by a Fund. During the period in which the Lent Securities are outstanding, BNP must remit payment to each Fund equal to the amount of all dividends, interest or other distributions earned or made by the Lent Securities.

Under the terms of the Lending Agreement, the Lent Securities are marked to market daily, and if the value of the Lent Securities exceeds the value of the then-outstanding borrowings owed by a Fund to BNP under the Agreement (the “Current Borrowings”), BNP must, on that day, either
(1) return Lent Securities to each Fund’s custodian in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings; or (2) post cash collateral with each Fund’s custodian equal to the difference between the value of the Lent Securities and the value of the Current Borrowings. If BNP fails to perform either of these actions as required, each Fund will recall securities, as discussed below, in an amount sufficient to cause the value of the outstanding Lent Securities to equal the Current Borrowings. Each Fund can recall any of the Lent Securities and BNP shall, to the extent commercially possible, return such security or equivalent security to each Fund’s custodian no later than three business days after such request. If a Fund recalls a Lent Security pursuant to the Lending Agreement, and BNP fails to return the Lent Securities or equivalent securities in a timely fashion, BNP shall remain liable for the ultimate delivery to each Fund’s custodian of such Lent Securities, or equivalent securities, and for any buy-in costs that the executing broker for the sales transaction may impose with respect to the failure to deliver. Should the borrower of the securities fail financially, the Funds have the right to reduce the outstanding amount of the Current Borrowings against which the pledged collateral has been secured. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. Under the terms of the Lending Agreement, each Fund shall have the right to apply and set-off an amount equal to one hundred percent (100%) of the then current fair value of such Lent Securities against the Current Borrowings. As of July 31, 2021, the value of the Lent Securities for Clough Global Dividend and Income Fund, Clough Global Equity Fund and Clough Global Opportunities Fund were $52,564,897, $112,399,176 and $217,260,306, respectively.

The Board has approved each Agreement and the Lending Agreement. No violations of the Agreement or the Lending Agreement have occurred during the period ended July 31, 2021.

On July 27, 2017, the Chief Executive of the UK Financial Conduct Authority (“FCA”), which regulates LIBOR, announced that the FCA will no longer persuade nor require banks to submit rates for the calculation of LIBOR after 2021. Such announcement indicates that the continuation of LIBOR on the current basis cannot and will not be guaranteed after 2021. It is expected that market participants will focus on the transition mechanisms by which references to LIBOR in existing contracts or instruments may be amended. When LIBOR is discontinued, the successor reference rate may be lower or higher than market expectations. This may cause the Funds to pay more or less interest on borrowings and could impact the Funds’ performance or NAV.